COMMERCIAL LEASE

1. PARTIES. This Lease is made this 1st day of January, 2011, by and between BECAN DEVELOPMENT LLC, a Pennsylvania limited liability company (herein called "Landlord") and Axion Power Battery Manufacturing, Inc. a Delaware corporation, (herein called "Tenant").

2. PREMISES. Landlord hereby leases to Tenant and Tenant leases from Landlord upon all of the conditions set forth herein, that certain real property situated at 209 Green Ridge Road, New Castle, PA, 16105, and described as a 45,000 square foot building as described in Exhibit "A" attached hereto and made a part hereof. Said real property, including the land and all improvements thereon, is herein called the "Property."

3. TERM AND POSSESSION.

3.1 Initial Term. The initial term hereof shall be for five(5) years following the Commencement Date, as hereinafter defined, unless sooner terminated pursuant to any provision hereof. Notwithstanding the date of possession by the Tenant the initial term of the Lease shall run from the Commencement Date.

3.2 Renewal Terms. The Lease may be extended for two 5-year terms, by giving notice not less than 30 nor more than 120 days before the expiration of the initial term or first renewal term (as applicable). The renewal leases shall be on terms substantially similar to the terms of this Lease except for any adjustment to rent, if warranted, as mutually agreed upon by Landlord and Tenant.

3.3 Early Termination of Lease. If Tenant is able to obtain sufficient funding from either the federal or state government or agencies, and it enters into a binding agreement to purchase the Property, this Lease shall be immediately terminated and Landlord shall credit the most recent 6 months of actual rental payments made to Landlord against the purchase price of the Property.

3.4 Purchase. If Landlord receives an offer to purchase the Property from a third party, it must first present the offer to the Tenant and the Tenant shall have 30 days in which to execute a sales agreement to purchase the Property on the same economic and business terms and conditions, subject only to reasonable revisions to the form of agreement to address third party considerations such as title company conformity, and if it does not within that 30 day period, Landlord may consummate the purchase with the third party.

4. RENT.

4.1 Rent Payments Proration and Sales Taxes. All rental payments due hereunder shall be paid without notice or demand and without abatement, deduction or setoff for any reason unless specifically provided herein. Rent for any period during the term hereof which is for less than one (1) month shall be a pro rata portion of the monthly rent installment based on the number of days in such period and the number of days in the month in question. Rent shall be payable in lawful money of the United States to Landlord at the address stated herein or to such other persons or at such other places as Landlord may designate in writing.

4.2 No Waiver. The acceptance by the Landlord of monies from the Tenant as rent or other sums due shall not be an admission of the accuracy or the sufficiency of the amount of such rent or other sums due nor shall it be deemed a waiver by Landlord of any right or claim to additional or further rent or other sums due.

4.3 Initial Rent. Upon the execution of this lease, Tenant shall pay a security deposit equal to one (1) month rent. Thereafter, Tenant shall pay to Landlord as minimum rent the amount of NINETEEN THOUSAND AND TWO HUNDRED AND NINETY SIX AND 83/100 ($19,296.83) DOLLARS monthly in advance, on or before the 1St day of each month throughout the term of this Lease.

5. USE,

5.1 Use. The Property shall be used and occupied only for manufacturing, warehousing and office uses and for no other purpose. Without limiting the foregoing, Tenant shall not use nor permit the use of the Property in any manner that will tend to intentionally create waste or a nuisance or, if there shall be more than one tenant in the building containing the Property, shall tend to materially disturb or interfere with the rights of such other tenants. The use of the Project Premises by the Lessee/Industrial Occupant shall be and is hereby limited to those uses authorized under the Pennsylvania Industrial Development Authority Act of May 17, 1956, P.L. 1609 as amended, 73 P.S. 301, et seq. (the "PlDA Act"), provided that Tenant makes no other representations regarding compliance with the PIDA Act or its regulations except to aver that the intended uses of manufacturing warehousing and office uses are within the uses permitted under the PIDA Act. The Landlord represents and confirms that Neshantuk Township has appropriately approved use of the Property for manufacturing purposes with regard to Axion’s publicly disclosed business operations.

5.2 Compliance with Law and Restrictions. Tenant shall, at Tenant's expense, execute and comply with all statutes, ordinances, rules, orders, regulations and requirements of the federal, state, county and city government, and of any and all of their departments and bureaus, applicable to the Property, as well as all covenants and restrictions of record, and other material requirements in effect during the term or any part thereof, which regulate the use by Tenant of the Property.

5.3 Condition of Property; Letter of Acceptance. By taking possession of the Property, Tenant shall be deemed to have accepted the Property, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Property, and any covenants or restrictions of record, as suitable for Tenant's intended purposes, and in compliance with all terms and provisions hereof. Tenant acknowledges that neither Landlord nor Landlord's agent has made any representation or warranty as to the present or future suitability of the Property for the conduct of Tenant's business. The Tenant hereby accepts delivery of the Property and the Landlord warrants that the condition of the Property complies with Landlord's covenants and obligations hereunder.

6. MAINTENANCE, REPAIRS AND ALTERATIONS.

6.1 Casualty and Condemnation. The specific provisions hereof relating to repairs after casualty or condemnation shall take precedence over the terms of this Section 6, but only to the extent in conflict herewith.

6.2 Maintenance. Tenant shall, at Tenant's sole cost and expense, maintain the Property, the building and improvements and all components thereof throughout the lease term, in good safe and clean order, condition and repair, including, without limitation, all plumbing, heating, air conditioning, ventilating, and electrical facilities and all components thereof serving the Property, the building, its painting, maintenance and repair except for normal wear and tear and/or damage caused by Landlord, and the Landlord represents and warrants that all such systems are in good working order on the date of commencement of the Lease. If Tenant fails to perform Tenant's obligations under this Section 6 or under any other section hereof, Landlord may, at Landlord's option, enter upon the Property after ten (10) days prior written notice to Tenant (except in case of emergency, in which case no notice shall be required), perform such obligations on Tenant's behalf, and put the Property in good, safe and clean order, condition and repair, and the cost thereof, together with interest thereon at the Default Rate, shall be due and payable as additional rent to Landlord together with Tenant's next rental installment. Tenant expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Tenant the right to make repairs at Landlord's expense or to terminate this Lease because of Landlord's failure to keep the Property in good order, condition and repair except to the extent damage is caused by Landlord. It is agreed that the only obligation for maintenance or repair to the Property is limited to the roof and the structure of the building.

6.3 Grounds; Parking Areas. Tenant, at Tenant's expense, shall maintain all landscaping, driveways, parking areas and sidewalks serving the Property. Landlord shall be responsible for any necessary repaving and/or repairs to parking lot , sidewalk, any other paved areas and any common areas.

6.4 Termination of Lease. On the last day of the term hereof, or on any sooner termination, Tenant shall surrender the Property to Landlord in the same condition as received, ordinary wear and tear excepted, clean and free of debris. Tenant's moveable machinery, furniture, fixtures and equipment, other than that which is affixed to the Property so that it cannot be removed without damage to the Property and which Landlord does not require Tenant to remove, may be removed by Tenant upon expiration of the lease term. Tenant shall repair any damage to the Property occasioned by the installation or removal of it trade fixtures, furnishings and equipment. As collateral for Tenant's performance under this Lease, Tenant hereby grants and conveys to Landlord a security interest in all of Tenant's machinery, equipment, furniture, fixtures and other property now or in the future located on the Property. Tenant shall deliver all keys and combinations o locks within the Property to Landlord upon termination of this Lease for any reason. Tenant's obligations to perform under this provision shall survive the end of the lease term.

6.5 Alterations and Additions.

(a) Tenant shall not, without Landlord's prior written consent which shall not be unreasonably withheld, make any alterations, improvements, additions, or Utility Installations (as defined below) in, on or to the Property. Landlord acknowledges that Tenant intends to expand the footprint/square footage of the building on the Property to incorporate additional manufacturing facilities, all in compliance with this Section except that Landlord may not require Tenant to remove any additions at the expiration of the term. Landlord may require Tenant to provide Landlord, at Tenant's sole cost and expense, a lien and completion bond in an amount equal to one (1) times the estimated cost of such improvements, to insure Landlord against any liability for construction liens and to insure completion of the work. Landlord may require that Tenant remove any or all of said alterations, improvements, additions or Utility Installations at the expiration of the term, and restore the Property to its prior condition. Should Tenant make any alterations, improvements, additions or Utility installations without the prior approval of Landlord, in addition to all other remedies of Landlord for Tenant's breach, Landlord may require that Tenant remove any or all of the same except as set forth above in the second sentence of this paragraph 6.5(a). As used in this Section 6.6, the term "Utility Installation" shall mean carpeting, window coverings, air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, heating, air conditioning and ventilation systems, and plumbing, and penetrations to any exterior wall or roof, if any.

(b) Any alteration, improvements, addition or Utility Installation in or to the Property that Tenant shall desire to make shall be presented to Landlord for approval in written form, with proposed detailed plans. If Landlord shall give its consent, the consent shall be deemed conditioned upon Tenant acquiring all necessary permits to do the work from appropriate governmental agencies, the furnishing of a copy thereof to Landlord prior to the commencement of the work, the compliance by Tenant with all conditions of said permits in a prompt and expeditious manner, and, if applicable, Tenant's conducting its work so as not to interfere with any other tenants of the building in which the Property is located.

(c) Tenant shall pay, when due, any hereby agrees to indemnify and hold harmless Landlord for and from, all claims for labor or materials furnished or alleged to have been furnished to or for Tenant, at or for use in the Property, which claims are or may be secured by any construction lien against the Property or any interest therein. Tenant shall give Landlord not less than ten (10) days notice prior to the commencement of any work on the Property which might give rise to any such lien or claim of lien and Landlord shall have the right to post notices of non-responsibility in or on the property as provided by law. If Tenant shall, in good faith, contest the validity of any such lien, claim or demand, then Tenant shall, at its sole expense, defend itself and Landlord against the same and shall pay and satisfy any adverse judgment that may be rendered thereon before the enforcement thereof against the Landlord or the Property, upon the condition that, if Landlord shall require, Tenant shall furnish to Landlord a surety bond reasonably satisfactory to Landlord in an amount equal to such contested lien, claim or demand indemnifying Landlord against liability for the same and hold the property free from the effect of such lien, claim or demand. In addition, Landlord may require Tenant to pay Landlord's attorney's fees and costs in participating in such action if Landlord shall decide it is in its best interests to do so.

(d) Unless Landlord requires their removal, all alterations, improvements, additions and Utility Installations made on the Property shall become the property of Landlord and remain upon and be surrendered with the Property at the expiration of the lease term without compensation to Tenant.

6.6 Landlord's Interest Not Subject to Liens. Tenant hereby accepts that Landlord shall have the rights provided for protection of interests under Pennsylvania law. The interests of Landlord shall not be subject to liens for improvements made by Tenant, and Tenant shall notify any contractor making such improvements of this provision.

7. INSURANCE INDEMNITY.

7.1. Property Insurance.

Landlord, at its own cost, shall carry during the term and any renewal hereof a policy or policies insuring the premises against loss or damage by fire, explosion and other contingencies for the full replacement value of the premises () as may be determined from time to time during the Lease Term, at its own expense excluding Tenant’s personal property, trade fixtures and equipment (“Landlord’s Property Insurance”). Notwithstanding the foregoing, should Tenant increase the “footprint” of the premises or add additional structures, it shall be responsible for any increase in premium for Landlord’s Property Insurance due to such increase.

Landlord shall, at its election, carry rental interruption insurance for a period not to exceed eighteen (18) months. Landlord’s Liability Insurance and Landlord’s Property Insurance shall collectively be deemed Landlord’s insurance policies.

7.2 Liability Insurance - Tenant. Tenant shall, at Tenant's sole expense, obtain and keep in force during the term hereof a policy of bodily injury and property damage insurance, insuring Tenant and Landlord against any liability arising out of the use, occupancy or maintenance of the property and the parking areas, walkways, driveways, landscaped areas and other areas exterior to the property and appurtenant thereto. Such insurance shall be in an amount not less than One MILLION DOLLARS ($1,000,000.00) combined single limit, One MILLION DOLLARS ($1,000,000.00) per person, One MILLION DOLLARS ($1,000,000.00) per accident for bodily injury, and One MILLION DOLLARS ($1,000,000.00) property damage. The policy shall insurance performance by Tenant of the indemnity provisions of this Section 7. The limits of said insurance shall not, however, limit the liability of Tenant hereunder. Upon demand, Tenant shall provide Landlord, at Landlord's expense, with such increased amounts of insurance as Landlord may reasonably require to afford Landlord adequate protection for risks insured under this Section 7. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons in, upon or about the Property arising from its use of the Property, and Tenant hereby waives all claims in respect thereof against Landlord.

Tenant shall deliver to Landlord copies of policies of insurance required to be provided by Tenant under section 7 or certificates evidencing the existence and amounts of such insurance and its compliance with the conditions set forth in this section 7. No such policy shall be cancelable or subject to reduction of coverage or other modification except after thirty (30) days prior written notice to Landlord, and the interest of Landlord under such policies shall not be affected by any default by Tenant under the provisions of such policies. Landlord shall be a named insured on any such policy. Tenant shall, at least thirty (30) days prior to the expiration of such policies, furnish Landlord with renewals or binders thereof; or Landlord may order such insurance and charge the cost thereof to Tenant, which amount shall be payable by Tenant upon demand.

7.3. Employees Compensation - Tenant. Tenant shall maintain and keep in force all employees' compensation insurance required under the laws of the Commonwealth of Pennsylvania and such other insurance as may be necessary to protect Landlord against any other liability to person or property arising hereunder by operation of law, whether such law is now in force or is adopted subsequent to the execution hereof.

7.4. Tenant's Default. Should Tenant fail to keep in effect and pay for such insurance as it is in this section required to maintain, Landlord may do so, in which event the insurance premiums paid by landlord, together with interest thereon at the Default Rate from the date paid by landlord, shall become due and payable forthwith, and failure of Tenant to pay same on demand shall constitute a breach hereof.

7.5 Tenant's Compliance. Tenant shall properly and promptly comply with and execute all rules, orders and regulations of the Southeastern Underwriter's Association for fire and other casualties, at Tenant's own cost and expense. Tenant shall not do or permit to be done anything which shall invalidate the insurance policies referred to in this Section 7. Tenant agrees to pay any increase in the amount of insurance premiums over and above the rat now in force that may be caused by Tenant's use or occupancy of the Property. In the event any increase in premiums is caused by the act or omission of Tenant in violation of the terms hereof, payment by Tenant of such increase shall not release Tenant from liability for such violation.

7.6 Waiver of Subrogation. Tenant and Landlord each hereby release and relieve the other, and waive their entire right of recovery against the other, for loss or damage arising out of, or incident to, the perils actually insured against under this Section 7, which perils occur in, on or about the Property, whether due to the negligence of Landlord or Tenant or their agents, employees, contractors and/or invitees. Tenant and Landlord shall, upon obtaining the policies of insurance required hereunder, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

7.7 Indemnity. Tenant shall indemnify and hold harmless Landlord (except in cases of Landlord’s negligence or intentional misconduct) from and against any and all injury, expense, damages and claims arising from Tenant's use of the Property, whether due to damage to the Property, claims for injury to the person or property of any other tenant of the building (if applicable), or any other person rightfully in or about the Property, from the conduct of Tenant's business or from any activity, work or things done, permitted or suffered by Tenant or its agents, servants, employees, licensees, customers, or invitees in or about the Property or elsewhere or consequent upon or arising from Tenant's failure to comply with applicable laws, statutes, ordinances or regulations, and Tenant shall further indemnify and hold harmless Landlord from and against any and all such claims and from and against all costs, attorney's fees, expenses and liabilities incurred in the investigation, handling or defense of any such claim or any action or proceeding brought in connection therewith by a third person or any governmental authority; and in case any action or proceeding is brought against Landlord by reasons of any such claim, Tenant, upon notice from Landlord, shall defend the same at Tenant's expense by counsel satisfactory to Landlord. This indemnity shall not require payment as a condition precedent to recovery.

8. DAMAGE OR DESTRUCTION.

8.1 Definitions.

(a) "Property Partial Damage" shall herein mean damage or destruction to the Property to the extent that the cost of repair is less than fifty percent (50%) of the fair market value of the Property immediately prior to such damage or destruction, or, if applicable, damage or destruction to the building of which the Property is a part to the extent that the cost of repair is less than fifty percent (50%) of the fair market value of such building as a whole immediately prior to such damage or destruction.

(b) "Property Total Destruction" shall herein mean damage or destruction to the Property to the extent that the cost of repair is fifty percent (50%) or more of the fair market value of the Property immediately prior to such damage or destruction, or, if applicable, damage or destruction to the building of which the property is a part to the extent that the cost of repair is fifty percent (50%) or more of the fair market value of such building as a whole immediately prior to such damage or destruction.

(c) "Insured Loss" shall herein mean damage or destruction which was caused by an event required to be covered by the insurance described in Section 8.

8.2 Partial Damage - Insured Loss. Subject to the provisions of Section 8.5, if, at any time during the term hereof, there is damage which is an Insured Loss and which falls into the classification of Property Partial Damage, then Landlord shall, at Landlord's sole cost, repair such damage as soon as reasonably possible, and this Lease shall continue in full force and effect. In no event shall Landlord be obligated to make any repairs or replacements of any items other than those installed by or at the expense of Landlord or to repair any damage except to the extent proceeds of insurance are available for such purpose.

8.3 Partial Damage - Uninsured Loss. Subject to the provisions of Section 8.5, if, at any time during the term hereof, there is damage which is not an Insured Loss and which falls within the classification of Property Partial Damage, unless caused by a negligent or willful act of Tenant (in which event Tenant shall make the repairs at Tenant's expense), Landlord may, at Landlord's option, either (i) repair such damage as soon as reasonably possible at Landlord's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Tenant, within thirty (30) days after the date of the occurrence of such damage, of Landlord's intention to cancel and terminate this Lease as of the date of the occurrence of such damage. In the event Landlord elects to give such notice of Landlord's intention to cancel and terminate this Lease, Tenant shall have the right, within ten (10) days after the receipt of such notice, to give written notice to Landlord of Tenant's intention to repair such damage at Tenant's expense without reimbursement from Landlord, in which event this Lease shall continue in full force and effect, and Tenant shall proceed to make such repairs as soon as reasonably possible. If Tenant does not give such notice within such ten (10) day period, this Lease shall be cancelled and terminated as of the date of the occurrence of such damage. In no event shall Landlord be obligated to make any repairs or replacements of any items other than those installed by or at the expense of Landlord.

8.4 Total Destruction. If, at any time during the term hereof, there is damage, whether or not an Insured Loss (including destruction required by any authorized public authority), which falls into the classification of Property Total Destruction or Property Building Total Destruction, this Lease shall automatically terminate as of the date of such damage unless, within ten (10) days after such damage occurs, Landlord shall notify Tenant that Landlord shall repair such damage and shall thereafter repair the damage within a reasonable time.

8.5 Damage Near End of Term.

(a) If, at any time during the last six (6) months of the term hereof, there is damage, whether or not an Insured Loss, which falls within the classification of Property Partial Damage, Landlord may, at Landlord's option, cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Tenant of Landlord's election to do so within thirty (30) days after the date of occurrence of such damage.

(b) Notwithstanding Subsection 8.5(a), in the event that Tenant has an option to extend or renew this Lease and the time within which said option may be exercised has not yet expired, Tenant shall exercise such option, if it is to be exercised at all, no later than twenty (20) days after the occurrence of an Insured Loss falling within the classification of Property Partial Damage during the last six (6) months of the term hereof. If Tenant duly exercises such option during said twenty (20) day period, Landlord shall, at Landlord's expense, repair such damage as soon as reasonably possible to the extent required under Section 8.2 above, and this Lease shall continue in full force and effect. If Tenant fails to exercise such option during said twenty (20) days period, then Landlord may, at Landlord's option, terminate and cancel this Lease as of the expiration of said twenty (20) day period by giving written notice to Tenant of Landlord's election to do so within ten (10) days after the expiration of said twenty (20) days period, notwithstanding any term or provision to the contrary in the grant of option to extend or renew.

8.6. Abatement of Rent; Tenant's Remedies.

(a) In the event of damage described in this Section 8 which Landlord or Tenant repairs or restores, the rent payable hereunder for the period during which such damage, repair or restoration continues shall be abated in proportion to the degree to which Tenant's use of the Property is impaired. Except for abatement of rent, if any, Tenant shall have no claim against Landlord for any damage suffered by reason of any such damage, destruction, repair or restoration.

(b) If Landlord shall be obligated to repair or restore the Property under the provisions of this Section 8 and shall not commence such repair or restoration within ninety (90) days after such obligation shall accrue, Tenant may, at Tenant's option, cancel and terminate this Lease by giving Landlord written notice of Tenant's election to do so at any time prior to the commencement of such repair or restoration In such event, this Lease shall terminate as of the date of such notice and Tenant shall have no other rights against Landlord.

8.7 Termination; Advance Payments. Upon termination hereof pursuant to this Section 8, an equitable adjustment shall be made concerning advance rent and any advance payments made by Tenant to Landlord. Landlord shall, in addition, return to Tenant so much of Tenant's security deposit as has not theretofore been applied by Landlord.

8.8 Waiver. Landlord and Tenant waive the provisions of any statutes which relate to termination of leases when leased property is destroyed and agree that any such event shall be governed by the terms hereof.

9. PROPERTY TAXES.

9.1 Definition of "Real Property Taxes". As used herein, the term "real property taxes" shall include any form of tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed on the Property by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, against any legal or equitable interest of Landlord in the Property or in the real property of which the Property is a part, or against Landlord's right to rent or other income therefrom, or against Landlord's business of leasing the Property. The term "real property tax" shall also include any tax, fee, levy, assessment or charge (i) in substitution of, partially or totally, any tax, fee, levy , assessment or charge hereinabove included within the definition of "real property tax" or (ii) the nature of which was hereinbefore included within the definition of "real property tax", or (iii) that is imposed as a result of a transfer, either partial or total, of Landlord's possessory interest in the Property, or which is added to a tax or charge hereinbefore included within the definition of real property tax by reason of such transfer, or (iv) that is imposed by reason of this transaction, any modifications or changes hereto, or any transfers hereof. The term "real property tax" shall not include any income, estate or inheritance tax assessed against Landlord, documentary stamp tax imposed as a result of Landlord's transfer of the fee interest in the Property, or any sales tax on rent or other payments due from Tenant hereunder.

9.2 Payment of Taxes. Tenant shall pay the real property taxes, as defined in Section 9.1, applicable to the Property throughout the lease term. If the term hereof shall not expire concurrently with the expiration of the tax year, Tenant's liability for real property taxes for the last partial lease year shall be prorated on an annual basis.

9.3 Tax Increases. Landlord shall be required to use its best efforts to negotiate any increases resulting from an assessment change by a local taxing authority through the appeal process; however, Tenant shall be liable to pay 100% of any such increases. Landlord and Tenant shall split equally the cost of any appraisal necessary for the appeal process; however, Landlord shall be primarily liable and the Tenant’s liability for payment shall be capped at $1,000.00. The appraiser to be selected to perform the appraisal for the appeal shall be selected by mutual agreement of the parties. Landlord is not responsible for changes in millage proposed by local taxing authorities. Notwithstanding the foregoing, should Tenant increase the “footprint” of the building on the Property or erect additional structures, it shall be solely responsible for negotiation and payment of any increase in real estate taxes caused by such increase.

10. UTILITIES.

(a) Tenant shall punctually pay for all water and sewer charges, and for all gas, heat, electricity, telephone, garbage collection and all other utilities and services consumed in connection with the Property, together with any taxes thereon. If any such services are not separately metered as to the Property, Tenant shall pay a reasonable proportion, to be determined by Landlord, of all charges jointly metered with other premises.

(b) If charges to be paid by Tenant hereunder are not paid when due and Landlord elects to pay same, interest shall accrue thereon from the date paid by Landlord at the Default Rate, and such charges and interest shall be added to the subsequent month's rent and shall be collectible from Tenant in the same manner as rent. Landlord shall not be liable for damage to Tenant's building and/or inventory or for any other claim by Tenant resulting from an interruption in utility services.

11. ASSIGNMENT AND SUBLETTING.

11.1 Landlord's Consent Required. Tenant shall not voluntarily or by operation of law assign, mortgage, or otherwise transfer or encumber all or any part of Tenant's interest in this Lease or in the Property or Tenant's possession thereof without Landlord's prior written consent. Any attempted assignment, transfer, mortgage, encumbrance or subletting without Landlord's consent shall be void and shall constitute a breach hereof. No term or provision contained below in this Section 11 shall be deemed to limit Landlord's absolute right to withhold consent to any proposed transfer or encumbrance of Tenant's interest in Landlord's absolute discretion and for any reason whatsoever. Notwithstanding the foregoing, Tenant may assign this Lease to another party for which the Property is legally permitted for operation. So long as section 11.2 is enforceable, Tenant may sublet the Property without Landlord’s consent. If Tenant desires to assign this Lease or to sublet the Property or any portion thereof, it shall first notify landlord of its desire to do so and shall submit in writing to Landlord: (i) the name of the proposed assignee or subtenant; (ii) the nature of the proposed assignee's or subtenant's business to be conducted on the property; (iii) the terms of the proposed assignment or sublease; and (iv) such financial information as Landlord may reasonably request concerning the proposed assignee or subtenant.

11.2 No Release or Waiver. Regardless of Landlord's consent, no subletting or assignment shall release Tenant from Tenant's obligation or alter the primary liability of Tenant to pay the rent and to perform all other obligations to be performed by Tenant hereunder. The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof Consent to one assignment or subletting shall not be deemed to consent to any subsequent assignment or subletting. In the event of default by any assignee of Tenant or any successor of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against any assignee. Landlord may consent to subsequent assignments or subletting hereof or amendments or modifications to this Lease with assignees of Tenant, without notifying Tenant, or any successor of Tenant, and without obtaining its or their consent thereto and such action shall not relieve Tenant of liability hereunder.

11.3 Effect of Transfer. The voluntary or other surrender hereof by Tenant or a mutual cancellation hereof shall not work a merger of the interests of the parties hereunder and shall, at the option of Landlord, terminate any or all subleases or subtenancies or shall operate as an assignment to Landlord of such subleases or subtenancies.

11.4 Attorney's Fees. In the event Tenant shall assign or sublet the Property or request the consent of Landlord to any assignment or subletting or if Tenant shall request the consent of Landlord for any act Tenant proposes to do, then Tenant shall pay Landlord's reasonable attorney's fees and costs incurred in connection with each such request.

11.5 Right of Recapture. At any time within thirty (30) days after Landlord's receipt of the information specified in Section 11.1 above, Landlord may, by written notice to Tenant, elect (i) to sublease the Property or the portion thereof proposed to be subleased by Tenant, or to take an assignment of Tenant's estate hereunder or such part thereof as shall be specified in said notice, on the same terms and conditions as those contained in said notice; or (ii) to participate with Tenant in any payments (including, but not limited to, rent, security deposit and operating expenses) received by Tenant from any assignee or subtenant in excess of the payments made by Tenant to Landlord hereunder, which election shall entitle Landlord to fifty percent (50%) of such excess, which shall be paid to Landlord within five (5) days after receipt by Tenant. If Landlord does not exercise either of the options set forth in this Section 11.5 within said thirty (30) day period, Tenant may within ninety (90) days after the expiration of said thirty (30) day period enter into a valid assignment or sublease of the Property or portion thereof upon the terms and conditions set forth in the notice furnished by Tenant to Landlord pursuant to Section 11.1 above, subject, however, in such instance, to Landlord's consent as set forth in Section 11.1 above.

12. DEFAULTS; REMEDIES.

12.1 Defaults. The occurrence of anyone or more of the following events shall constitute a material default and breach hereof by Tenant:

(a) The vacating or abandonment of the Property by Tenant;

(b) The failure by Tenant to make any payment of rent or any other payment required to be made by Tenant hereunder, as and when due, where such failure shall continue for a period of ten days after written notice thereof from Landlord to Tenant. In the event that Landlord serves Tenant with a notice to pay rent or vacate pursuant to applicable unlawful detainer or other statutes, such notice shall also constitute the notice required by this subsection;

(c) The failure by Tenant to observe or perform any of the covenants, conditions or provisions hereof to be observed or performed by Tenant, other than described in Subsection (b) above, where such failure shall continue for a period of thirty (30) days after written notice thereof from Landlord to Tenant; provided, however, that if the nature of Tenant's default is such that more than thirty (30) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion;

(d) (i) The making by Tenant of any general arrangement or assignment for the benefit of creditors; (ii) Tenant becomes a "debtor" as defined under the Federal Bankruptcy Code or any successor statute thereto or any other statute affording debtor relief, whether state or federal, (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty days), or admits in writing its present or prospective insolvency or inability to pay its debts as they mature, or is unable to or does not pay a material portion (in numbers or dollar amount) of its debts as they mature; (iii) the appointment of a trustee or receiver to take possession of all or a substantial portion of Tenant's assets located at the Property or of Tenant's interest in this Lease; (iv) the attachment, execution or other judicial seizure of all or a substantial portion of Tenant's assets located at the Property or of Tenant's interest in this Lease; or (v) the entry of a judgment against Tenant which affects Tenant's ability to conduct its business in the ordinary course; provided, however, to the extent that any provision of this Subsection 12.1(d) is contrary to any applicable law, such provision shall be of no force or effect to such extent only; and/or

(e) The discovery by Landlord that any financial statement, warranty, representation or other information given to Landlord by Tenant, any assignee of Tenant, any subtenant of Tenant, any successor in interest of Tenant or any guarantor of Tenant's obligation hereunder, in connection with this Lease, was materially false or misleading when made or furnished.

12.2 Remedies. In the event of any default or breach hereof by Tenant, Landlord may (but shall not be obligated) at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of any right or remedy which Landlord may have by reason of such default or breach:

(a) Terminate Tenant's right to possession of the Property by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Property to Landlord. In such event, Landlord shall be entitled to recover from Tenant all damaged incurred by Landlord by reason of Tenant's default, including accrued rent, the cost of recovering possession of the Property, expenses of reletting, including necessary renovation and alteration of the Property, reasonable attorney's fees, and any real estate commission actually paid;

(b) Reenter and take possession of the Property and relet or attempt to relet same for Tenant's account, holding Tenant liable in damages for all expenses incurred by Landlord in any such reletting and for any difference between the amount of rents received from such reletting and those due and payable under the terms hereof. In the event Landlord relets the Property, Landlord shall have the right to lease the Property or portions thereof for such periods of time and such rentals and for such use and upon such covenants and conditions as Landlord, in its sole discretion, may elect, and Landlord may take such repairs and improvements to the Property as Landlord may deem necessary. Landlord shall be entitled to bring such actions or proceedings for the recovery of any deficits due to Landlord as it may deem advisable, without being obliged to wait until the end of the term and commencement or maintenance of any one or more actions shall not bar Landlord from bringing other or subsequent actions for further accruals, nor shall anything done by Landlord pursuant to this Subsection 12.1(b) limit or prohibit Landlord's right at any time to pursue other remedies of Landlord hereunder;

(c) Declare all rents and charged due hereunder immediately due and payable and thereupon all such rents and fixed charges to the end of the term shall thereupon be accelerated, and Landlord may, at once, take action to collect the same by distress or otherwise. In the event of acceleration of rents and other charges due hereunder which cannot be exactly determined as of the date of acceleration and/or judgment, the amount of said rent and charges shall be as determined by Landlord in a reasonable manner based on information such as previous fluctuations in the C.P.I. and the like;

(d) Perform any of Tenant's obligations on behalf of Tenant in such manner as Landlord shall deem reasonable, including payment of any moneys necessary to perform such obligation or obtain legal advice, and all expenses incurred by Landlord in connection with the foregoing, as well as any other amounts necessary to compensate Landlord for all detriment caused by Tenant's failure to perform which in the ordinary course would be likely to result therefrom, shall be immediately due and payable from Tenant to Landlord, with interest at the Default Rate; such performance by Landlord shall not cure the default of Tenant hereunder and Landlord may proceed to pursue any or all remedies available to Landlord on account of Tenant's default; if necessary, Landlord may enter upon the Property after ten (10) days' prior written notice to Tenant (except in the case of emergency, in which case not notice shall be required), perform any of Tenant's obligations of which Tenant is in default; and/or

(e) Pursue any other remedy nor or hereafter available to Landlord under state or federal laws or judicial decisions. Unpaid installments of rent and other unpaid monetary obligations of Tenant under the terms hereof shall bear interest from the date due at the Default Rate.

12.3 No Waiver. No reentry or taking possession of the Property by Landlord shall be construed as an election on its part to terminate this Lease, accept a surrender o the Property to release Tenant from any obligations hereunder, unless a written notice of such intention be given to Tenant. Notwithstanding any such reletting or reentry or taking possession, Landlord may at any time thereafter elect to terminate this Lease for a previous default. Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants herein contained. Landlord's acceptance of rent or additional rent following any event of default hereunder shall not be construed as Landlord's waiver of such event of default. No waiver by Landlord of any violation or breach of any of the terms, provisions, and covenants herein contained shall be deemed or construed to constitute a waiver of any other subsequent violation or breach of any of the terms, provisions, and covenants herein contained. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of any other or subsequent violation or default. The loss or damage that Landlord may suffer by reason of termination of this Lease or the deficiency from any reletting as provided for above shall include the expense of repossession and any repairs or remodeling undertaken by landlord following possession. Should Landlord, at any time, terminate this Lease for any default, in addition to any other remedy Landlord may have, Landlord may recover from Tenant all damages Landlord may incur by reason of such default, including the cost of recovering the Property and the loss of rent for the remainder of the Lease tenn. Landlord's consent to or approval of any act shall not be deemed to render unnecessary the obtaining of Landlord's consent to or approval of any subsequent act by Tenant. The delivery of keys to any employee or agent of Landlord shall not operate as a termination hereof or a surrender of the Property.

12.4 Late Charges. Tenant hereby acknowledges that late payment by Tenant to Landlord of rent and other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord by the terms of any mortgage or trust deed covering the Property. Accordingly, if any installment of rent or any other sum due from Tenant shall not be received by Landlord or Landlord's designee within ten (10) days after such amount shall be due, then, without any requirement for notice to Tenant, Tenant shall pay to Landlord a late charge equal to six percent (6%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment to Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount nor prevent Landlord from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of rent, then rent shall automatically become due and payable quarterly in advance, rather than monthly, notwithstanding any other provision hereof to the contrary. The parties agree that the payment of late charges and the payment of interest as provided elsewhere herein are distinct and separate from one another in that the payment of interest is to compensate Landlord for the use of Landlord's money by Tenant, and the payment of late charges is to compensate Landlord for administrative and other expenses incurred by Landlord.

12.5 Interest on Past-Due Obligations. Except as expressly herein provided, any amount due to Landlord not paid when due shall bear interest at the maximum rate then allowed by law (the "Default Rate") from the date due. Payment of such interest shall not excuse or cure any default by Tenant under this Lease; provided, however, that interest shall not be payable on late charges incurred by Tenant. Notwithstanding any other term or provision hereof, in no event shall the total of all amounts paid hereunder by Tenant and deemed to be interest exceed the amount permitted by applicable usury laws and, in the event of payment by Tenant of interest in excess of such permitted amount, the excess shall be applied towards damages incurred by Landlord or returned to Tenant, at Landlord's option.

12.6 Impounds. In the event that a late charge is payable hereunder, whether or not collected, for three (3) installments of rent or other monetary obligation which Tenant is late in paying, Tenant shall pay to Landlord, if Landlord shall so request, in addition to any other payments required under this Lease, monthly advance installments, payable at the same time as the rent is paid for the month to which it applies, in amounts required as estimated by Landlord to establish a fund for real property tax and insurance expenses on the Property which are payable by Tenant under the terms hereof Such fund shall be established to insure payment when due, before delinquency, of any or all such real property taxes and insurance premiums. if the amounts paid to Landlord by Tenant under the provisions of this Section 12.6 are insufficient to discharge the obligations of Tenant to pay such real property taxes and insurance premiums as the same become due, Tenant shall pay to Landlord, upon Landlord's demand, additional sums necessary to pay such obligations. All monies paid to Landlord under this Section 12.6 may be intermingled with other monies of Landlord and shall not bear interest. In the event of a default in the obligations of Tenant to perform under this Lease, then any balance remaining from funds paid to Landlord under the provisions of this Section 13.6 may, at the option of Landlord, be applied to the payment of any monetary default of Tenant, in lieu of being applied to the payment of real property tax and insurance premiums.

12.7 Default by Landlord. Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event later than thirty (30) days after written notice by Tenant to Landlord and to the holder of any first mortgage or deed of trust covering the Property, whose name and address shall have theretofore been furnished to Tenant in writing, specifying the obligation that Landlord has failed to perform; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for performance, then Landlord shall not be in default if Landlord commences performance within such thirty (30) day period and thereafter diligently prosecutes that same to completion. Notwithstanding any other provision hereof, Landlord shall not be in default hereunder for failure to perform any act required of Landlord where such failure is due to inability to perform on account of strike, laws, regulations or requirements of any governmental authority, or any other cause whatsoever beyond Landlord's control, nor shall Tenant's rent be abated by reason of such inability to perform.

13. CONDEMNATION. If the Property or any portion thereof is taken under the power of eminent domain, or sold under the threat of the exercise of said power (either of which is herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than twenty percent (20%) of the Property or such portion thereof as will make the Property unusable for the purposes herein leased is taken by condemnation, either party may terminate this Lease by notice to the other, in writing, only within ten (10) days after Landlord shall have given Tenant written notice of such condemnation or pending condemnation (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession), such termination to take effect as of the date the condemning authority takes possession. If neither party terminates this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Property remaining, except that the rent shall be reduced in the proportion that the floor area taken bears to the total floor area of the Property, and Tenant shall have no other rights or remedies as a result of such condemnation. Any award or payment made in connection with a condemnation shall be the property of Landlord, whether such award shall be made in settlement of contemplated condemnation proceedings or as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance or other damages; provided, however, that Tenant shall be entitled to any separate award made to Tenant which does not diminish Landlord's award, such as for loss of or damage to Tenant's trade fixtures and removable personal property and Tenant's moving expenses. In the event that this Lease is not terminated by reason of such condemnation, Landlord shall, to the extent of severance damages received by Landlord in connection with such condemnation, repair any damage to the Property caused by such condemnation except to the extent that Tenant has been reimbursed therefor by the condemning authority. Tenant shall pay an amount in excess of such severance damages required to complete such repair. Landlord shall, in no event, be obligated to repair or replace any items other than those installed by or at the expense of Landlord.

14. ESTOPPEL CERTIFICATE.

14.1 Certificate. Tenant shall up to three times per calendar year, upon not less than ten (10) days prior written notice from Landlord, execute, acknowledge and deliver to Landlord and/or any lender or purchaser designated by Landlord, a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if applicable, and (ii) acknowledging that there are not, to Tenant's knowledge, any incurred defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any purchaser or encumbrancer of the Property.

14.2 Failure to Deliver Certificate. At Landlord's option, Tenant's failure to deliver such statement within such time shall be a material breach by Tenant under this Lease or shall be conclusive upon Tenant (i) that this Lease is in full force and effect, without modification except as may be represented by Landlord, (ii) that there are no uncured defaults in Landlord's performance, and (iii) that no rent has been paid in advance.
.
15. SUBORDINATION.

(a) Tenant accepts this Lease subject to any maser leases, security interests or mortgages which might now or hereafter constitute a lien upon the Property, including, but not limited to, mortgages to the Pennsylvania Industrial Development Authority ("PIDA") and the Northwest Pennsylvania Regional Planning and Development Commission ("Northwest"), and all renewals, extensions, modifications and replacements thereof, and to recorded covenants and zoning ordinances and other building and fire ordinances and governmental regulations relating to the use of the Property. Tenant shall, at any time hereafter, on demand, execute any instrument, release or other document that may be required by any mortgagee for the purpose of subjecting and subordinating this Lease to the lien of any such master lease, security interest or mortgage hereafter constituting a lien on the property. Tenant's failure to execute such documents within ten (10) days after written demand shall constitute material default by Tenant hereunder, or, at Landlord's option, Landlord shall execute such documents on behalf of Tenant as Tenant's attorney-in-fact. Tenant does hereby make, constitute and irrevocably appoint Landlord as Tenant's attorney-in-fact and in Tenant's name, place and stead to execute such documents in accordance with this Section 15.

(b) This Lease and any modification thereof is subject to the approval of any mortgagee of the Property from time to time. Any mortgagee which did not have a mortgage affecting the Property at the time this Lease or any modification hereof is made will be limited as to approval rights to the extent that such mortgagee reserves the right to disclaim responsibility for any capital improvements to the mortgaged premises which the Landlord has agreed to make, or covenants, contractual obligations or services which do not run with the land. In order to further secure the indebtedness secured by any such mortgage, Landlord and Tenant hereby covenant for themselves and for the benefit of any such mortgagee that this Lease shall be subject and subordinate to any mortgage now or hereafter affecting the Property and all advances made or to be made thereunder and all renewals, extensions, modifications, consolidations or replacements thereof, including future advances thereunder or supplements thereto, provided, however, that without limiting any of the foregoing, in the event that by reason of any default on the part of Landlord the mortgagee succeeds to the interest of the Landlord, then, at the sole option of the mortgagee, this Lease may nevertheless continue in full force and effect, and Tenant shall and does hereby agree to attorn to such mortgagee and to recognize such mortgagee as the Landlord in such event. Tenant hereby constitutes and appoints Landlord and/or the mortgagee as Tenant's attorney-in-fact to execute and deliver any such agreement of attornment for and on behalf of Tenant, and it is further covenanted that (i) the provisions of said mortgage shall govern with respect to the disposition of proceeds of insurance or condemnation or eminent domain awards, and (ii) in the absence of the prior written consent of the mortgagee, Tenant shall not prepay rent more than one (1) month in advance, or enter into any agreement with Landlord to amend or modify this Lease, or voluntarily surrender the property or terminate the Lease without cause, or surrender the Lease, or allow the release of the approved Tenant from the obligations hereunder on assigning or subletting of the Property or any part thereof. In the event of any act or omission by Landlord which would give Tenant the right to terminate this Lease, Tenant shall not exercise any such right until it shall have given thirty (30) days written notice thereof to the mortgagee at the address previously furnished to Tenant.

16. SIGNS-PARKING. Tenant at its discretion may place signs on or at the premises herein. All signage shall be in conformity with local signage ordinance or provisions. Landlord represents that the parking spaces servicing the premises are in conformity with local signage ordinance requirements and have been approved by local authority. Landlord shall provide sufficient documentation/proof of said representations prior to the commencement of the term of this Lease. Landlord shall also “restrike” the parking area(s) of the premises, at Landlord’s expense upon the execution of this Lease, or as soon as practical, weather permitting.

17. NOTICES.

(a) Except as provided in subsection (b) below, any notice, demand, request or other communication ("Notice") required or permitted to be given hereunder shall be in writing and shall he deemed given when mailed by certified or registered mail, postage prepaid, return receipt requested, addressed to Tenant or to Landlord at the address noted below the signature of such party. Notice given by any other means shall be deemed given when actually received in writing. Either party may, by notice to the other, specify a different address for Notice purposes, which shall only be effective upon receipt, except that upon Tenant's taking possession of the Property, the Property shall constitute Tenant's address for Notice purposes. A copy of all Notices required or permitted to be given to Landlord hereunder shall be concurrently transmitted to such party or parties at such addresses as Landlord may from time to time hereafter designate by Notice to Tenant.

(b) The Tenant hereby appoints as its agent to receive the service of all dispossessory or distraint proceedings and legal notices the person in charge of the Property at the time or occupying the Property, and if there is no person in charge or occupying the Property, then such service or Notice may be made by attaching the same on the main entrance of the Property.

18. INCORPORATION OF PRIOR AGREEMENTS; AMENDMENTS. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Tenant hereby acknowledges that neither the Landlord nor any of its employees or agents has made any oral or written warranties or representations to Tenant relative to the condition or use by Tenant of said Property, and Tenant acknowledges that Tenant assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Property, and the compliance thereof with all applicable laws and regulations in effect during the term hereof, except as otherwise specifically stated in this Lease.

19. ATTORNEY'S FEES. If either party brings an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action shall be entitled to recover reasonable attorney's fees and reasonable costs incurred in connection therewith, on appeal or otherwise, including those incurred in arbitration, mediation, administrative or bankruptcy proceedings and in enforcing any right to indemnity herein.

20. FORCE MAJEURE. Whenever a period of time is herein prescribed for action to be taken by Landlord, Landlord shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions or any other causes of any kind whatsoever which are beyond the control of Landlord.

21. HOLDING OVER. If Tenant, with Landlord's consent, remains in possession of the Property or any part thereof after the expiration of the term hereof, such occupancy shall be a tenancy from month to month upon all the provisions hereof pertaining to the obligations of Tenant, but all options and rights of first refusal, if any, granted under the terms hereof shall be deemed terminated and be of no further effect during said month-to-month tenancy. If Tenant shall hold over without Landlord's express written consent, Tenant shall become a tenant at sufferance, and rental shall be due at the higher of (i) the then prevailing market rate as determined by landlord in its absolute discretion, or (ii) twice the rent payable immediately prior to the expiration of the term. The foregoing provisions shall not limit Landlord's rights hereunder or provided by law in the event of Tenant's default.

22. LANDLORD'S ACCESS. Landlord and Landlord's agents shall have the right to enter the Property at reasonable times for the purpose of inspecting the same, posting notices of non-responsibility, showing the same to prospective purchasers, lenders or tenants, performing any obligation of Tenant hereunder of which Tenant is in default, and making such alterations, repairs, improvements or additions to the Property or to the building of which it is a part as Landlord may deem necessary or desirable, all without being deemed guilty of an eviction of Tenant and without abatement of rent, and Landlord may erect scaffolding and other necessary structures where reasonably required by the character of any work performed, provided that the business of Tenant shall be interfered with as little as reasonably practicable. Tenant hereby waives any claims for damages for any injury to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Property, and any other loss occasioned thereby. For each of the aforesaid purposes, Landlord shall, at all times, have and retain a key with which to unlock all of the doors in, upon and about the Property, excluding Tenant's vaults and safes, if any, and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency in order to obtain entry to the Property, and any entry to the Property obtained by Landlord by any of said means shall not, under any circumstances, be construed or deemed to be a forceable or unlawful entry into, or a detainer of the property, or an eviction of Tenant from the Property or any portion thereof. No provision hereof shall be construed as obligating Landlord to perform any repairs, alterations or to take any action not otherwise expressly agreed to be performed or taken by Landlord. Landlord may, at any time, place on or about the Property any ordinary "For Sale" signs, and Landlord may, at any time during the last one hundred twenty (120) days of the term hereof, place on or about the Property any ordinary "For Lease" signs, all without rebate of rent or liability to Tenant.

23. QUIET ENJOYMENT. Upon Tenant paying the rent for the Property and observing and performing all of the covenants, conditions and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have quiet possession of the Property for the entire term hereof subject to all of the provisions hereof.

24. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the Parties hereto and their respective legal representatives, successors, heirs, executors and assigns.

25. BINDING EFFECT; CHOICE OF LAW. Subject to any provisions hereof restricting assignment or subletting by Tenant and subject to the provisions of the foregoing Section 26, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the Commonwealth of Pennsylvania.

26. SEVERABILITY. The invalidity of any provision hereof under applicable law shall in no way affect the validity of any other provision hereof.

27. TIME OF ESSENCE. Time is of the essence hereof.

28. ADDITIONAL RENT; SURVIVAL. Any and all monetary obligations of Tenant under the terms hereof shall be deemed to be rent, shall be secured by any available lien for rent and, to the extent accrued, shall survive expiration or termination of the term hereof.

29. COVENANTS AND CONDITIONS. Each provision hereof performable by Tenant shall be deemed both a covenant and a condition.

30. MERGER. The voluntary or other surrender hereof by Tenant, or a mutual cancellation thereof, or a termination by Landlord shall not work a merger, and shall, at the option of Landlord, terminate all or any existing subtenancies or may, at the option of Landlord, operate as an assignment to Landlord of any or all of such subtenancies.

31. GUARANTOR. In the event that there is a guarantor hereof, said guarantor shall have the same obligations as Tenant under this Lease.

32. SECURITY MEASURES. Tenant hereby acknowledges that the rental payable to Landlord hereunder does not include the cost of guard service or other security measures, and that Landlord shall have no obligation whatsoever to provide same. Tenant assumes all responsibility for the protection of Tenant, its agents and invitees from acts of third parties.

33. AUTHORITY. If Tenant is a corporation, trust or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of said entity, and Tenant shall, within fifteen (15) days after execution hereof, deliver to Landlord evidence of such authority satisfactory to Landlord.

34. CONSTRUCTION. Any conflict between the printed provisions hereof and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions. Headings used herein shall not affect the interpretation hereof, being merely for convenience. The terms "Landlord" and "Tenant" shall include the plural and the singular, and all grammar shall be deemed to conform thereto. If more than one person executes this Lease, their obligations shall be joint and several. The use of the words "include", "includes" and "including" shall be without limitation to the items which may follow.

35. AUCTIONS. Tenant shall not conduct nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Property without first having obtained Landlord's prior written permission.

36. CAPTIONS. The parties mutually agree that the headings and captions contained in this Lease are inserted for convenience or reference only and are not to be deemed part of or used in construing this Lease.

37. ARBITRATION. In the event of any dispute between the Landlord and Tenant with respect to any issue specifically mentioned in this Lease as a matter to be decided by arbitration, such dispute shall be determined by arbitration in accordance with the laws of the Commonwealth of Pennsylvania dealing with arbitration or, in the absence of such laws, the rules of the American Arbitration Association. The decision resulting from the arbitration shall be binding, final and conclusive on the parties, and a decision thereon may be entered by a court having jurisdiction.

38. ENVIRONMENTAL COMPLIANCE.

(a) Tenant shall not use, generate, manufacture, produce, store, release, discharge or dispose of, on, under or about the Property, or transport to or from the Property, any Hazardous Substance (as defined below), or allow any other person or entity to do so. Tenant shall keep and maintain the Property in compliance with and shall not cause or permit the property to be in violation of any Environmental Laws (as defined below).

(b) Tenant shall give prompt notice to Landlord of (i) any proceeding or inquiry by any governmental authority (including, without limitation, the Pennsylvania Department of Environmental Resources) with respect to the presence of any Hazardous Substance on the Property or the migration thereof from or to other property; (ii) all claims made or threatened by any third party against Tenant, Landlord or the Property relating to any loss or injury resulting from any Hazardous Substance; and (iii) Tenant's discovery of any occurrence or condition on any real property adjoining or in the vicinity of the Property that could cause the Property or any part thereof to be subject to any restrictions on the ownership, occupancy, transferability or use of the property under any Environmental Law or any regulation adopted in accordance therewith.

(c) Tenant shall protect, indemnify and hold harmless Landlord, its directors, officers, employees, agents, successors and assigns from and against any and all loss, damage, cost, expense or liability(including attorneys' fees and costs) directly or indirectly arising out of or attributable to the use, generation, manufacture, production, storage, release, threatened release, discharge, disposal, transport or presence of a Hazardous Substance on, under, about, to or from the property, including, without limitation, all foreseeable consequential damages and the costs of any necessary repair, cleanup or detoxification of the Property in any way arising from the acts of Tenant.

(d) "Environmental Laws" shall mean any federal, state or local law, statute, ordinance or regulation pertaining to health, industrial hygiene, or the environmental conditions on, under or about the Property, including, without limitation, the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended from time to time ("CERCLA"), 42 U.S.C. Sections 9601, et seq., and the Resource Conservation and Recovery Act of 1976, as amended form time to time ("RCRA"), 42 U.S.C. Sections 6901, et seq. The term "Hazardous Substance" shall include, without limitation: (i) those substances included within the definition of "hazardous substances", "hazardous materials", "toxic substances" or "solid waste" in CERCLA, RCRA, and the Hazardous Materials Transportation Act, 49 U.S.C. Sections 1801, et seq., and the regulations promulgated pursuant to said laws; (ii) those substances defined as "hazardous wastes" in any Pennsylvania statute and in the regulations promulgated pursuant to any Pennsylvania statute; (iii) those substances listed in the United State Department of Transportation Table (49 CFR 172.101 and amendments thereto) or by the Environmental Protection Agency (or any successor agency) as hazardous substances {40 CFR Part 302 and amendments thereto); (iv) such other substances, materials and wastes which are or become regulated under applicable local, state or federal law, or which are classified as hazardous or toxic under federal, state or local laws or regulations; and (v) any material, waste or substance which is (1) petroleum; (2) asbestos; (3) polychlorinated biphenyls; (4) designated as a "hazardous substance" pursuant to Section 311 of the Clean Water Act, 33 U.S.C. Sections 1251, et seq., or listed pursuant to Section 307 of the Clean Water Act; (5) flammable explosive; or (6) radioactive materials.

(e) Landlord shall have the right to inspect the Property and audit Tenant's operations thereon to ascertain Tenant's compliance with the provisions of this Lease at any reasonable time, and Tenant shall provide periodic certifications to Landlord, upon request, that Tenant is in compliance with the environmental restrictions contained herein. Landlord shall have the right, but not the obligation, to enter upon the Property and perform any obligation of Tenant hereunder of which Tenant is in default, including, without limitation, any remediation necessary due to environmental impact of Tenant's operations on the Property, without waiving or reducing Tenant's liability for Tenant's default thereunder.

(f) Landlord and Tenant shall cause the Property to comply with applicable governmental anti-pollution regulations and standards while the PIDA and/or Northwest mortgages are outstanding and unpaid. The Landlord and Tenant shall cause this provision and the nondiscrimination/sexual harassment provision to be inserted in all project contracts.

(g) All of the terms and provisions of this Section 38 shall survive expiration or termination of this Lease for any reason whatsoever.

39. NONDISCRIMINATION. Neither Landlord nor Tenant shall discriminate against or intimidate any employee because of gender, race, creed, or color. This provision, of which is attached hereto as Exhibit "A", shall include, but not be limited to the following: employment, upgrading, demotion, or transfer; recruitment or recruitment advertising; layoff or termination; rates or pay or other forms of compensation; and selection for training, including apprenticeship. NOTE: Landlord and Tenant shall be referred to as Contractor in Exhibit "A" attached hereto.

40. Neither Landlord nor Tenant shall, in whole or in part, assign or sublease the Property without the prior written approval of Northwest and PIDA; and any unauthorized assignment or sublease shall be void.

41. This Lease Agreement will be assigned to PIDA by Landlord, with the consent of Tenant.

42. A Memorandum of the Lease Agreement shall be executed by Landlord, with the consent of Tenant, and shall be recorded in the Office of the Recorder of Deeds in and for the county in which the Property is located.

IN WITNESS WHEREOF, this Lease has been executed as of this 4th day of November, 2010 and effective as of the date first written above.

LANDLORD:

BECAN DEVELOPMENT LLC

By:/s/ Phil Laird
Name: Phil Laird

Address:
c/o RJ Patrick
3458 Carmela Drive
New Castle, PA 16105

TENANT:

AXION POWER BATTERY MANUFACTURING, INC.

By:/s/ Charles R. Trego
Name: Charles R. Trego
Title: Chief Financial Officer

Address:
Axion Power Battery Manufacturing, Inc.
3601 Clover Lane
New Castle, PA 16105
Attn: Charles R. Trego
Chief Financial Officer, Axion Power International, Inc.

Exhibit A

Permanent I.D. Number:  25-162506

ALL that piece, parcel, lot of land situate and lying in Neshannock Township, Lawrence County, Pennsylvania, being known as Lot No. 3 in the Final Plan for Neshannock Business Park, and being more particularly bounded and described as follows:

BEGINNING at a point on the south line of Green Ridge Drive, which point is also the northwesterly corner of Lot No. 2 in the aforesaid plan of lots; thence, along the westerly line of said Lot No. 2, South 45° 25’ 42” West, a distance of 69.74 feet to a point; thence, South 0° 25’ 42” West a distance of 342.39 feet to a point on the north line of Glen Road; thence along the north line of said Glen Road, South 82° 15’ 23” West a distance of 56.60 feet; thence South 81° 06’ 49” West a distance of 102.32 feet; thence South 80° 28’ 23” West a distance of 111.08 feet; thence South 81° 16’ 20” West a distance of 231.00 feet to a point on the easterly line of Lot No. 1 of the aforesaid plan of lots; thence along said Lot No. 1, North 21° 27’ 05” West a distance of 46.97 feet; thence South 68° 32’ 55” West a distance of 48.00 feet; thence South 21° 27’ 05” East a distance of 37.35 feet to a point on the north line of Glen Road; thence along the north line of Glen Road, South 76° 49’ 00” West a distance of 27.82 feet to a point; thence South 69° 02’ 08” West a distance of 41.80 feet to a point; thence along other lands now or formerly of the Grantor, North 18° 08’ 44” West, a distance of 434.96 feet to a point; thence North 70° 14’ 55” East a distance of 694.68 feet to a point on the southwesterly line of Green Ridge Drive; thence along the southwesterly line of Green Ridge Drive by a curve to the left having a radius of 282.00 feet an arc distance of 212.39 feet to a point, the place of beginning.